UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2014
Date of reporting period: June 30, 2014

____________________

ITEM 1. REPORT TO STOCKHOLDERS

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include "forward looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like "believe," "expect," "anticipate," or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Fund's Prospectus or more current performance information by calling Investor Services at 1-800-432-2504 or on Clipper Fund's website (www.clipperfund.com).

CLIPPER FUNDSM	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund Prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund's website at www.clipperfund.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund's website at www.clipperfund.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-432-2504, on the Fund's website at www.clipperfund.com, and on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CLIPPER FUNDSM	Shareholder Letter

The chart below summarizes results through June 30, 2014 for Clipper Fund. As the Fund's managers, we have two objectives: to earn a satisfactory absolute investment return and to generate relative results in excess of the S&P 500® Index. In our view, the data in the chart presents a mixed but improving picture. Since we were entrusted with the management of Clipper in 2006, we have generated an absolute return of 4.9% per year versus the 7.7% return of the S&P 500® Index.1 This result falls short of both of our goals and we have ground to make up. However, the fact that each dollar entrusted to us since we began managing Clipper is now worth 50% more despite the real estate bubble, the financial crisis, the great recession, the euro crisis, and the collapse of many well-regarded financial institutions means that at least shareholder wealth has been more than preserved through these unprecedented times.1

Average Annual Total Returns as of June 30, 2014
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	Since Davis assumed management (1/1/06)	Since Inception (2/29/84)
Clipper Fund	21.97%	14.78%	19.20%	4.72%	6.46%	10.46%	4.89%	11.89%
S&P 500® Index	24.61%	16.58%	18.83%	7.78%	4.35%	9.79%	7.72%	11.37%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.75%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504. The Fund received favorable class action settlements from companies that it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009 and 2013. These were one-time events that are unlikely to be repeated. Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

Over the last five years, the results are significantly better with shareholder wealth growing at a compound annual rate of 19.2% per year versus 18.8% for the S&P 500® Index.1 On a relative basis we consider this outperformance satisfactory. On an absolute basis, these results rank among the best five year stretches in the Fund's history.

Outcomes vs Benchmark

At our most recent shareholder gathering, a client asked which of the twin objectives described above is more important to us, generating a satisfactory absolute return or outpacing the S&P 500® Index. Our answer is unequivocal. We would rather generate satisfactory absolute returns. Two important facts provide the foundation of this answer. First, with more than $100 million of our families' and colleagues' own money invested alongside our shareholders, we always remember the wisdom of the old saying, "You can't eat relative returns."

The alignment of interests that comes from co-investment is central to our culture and rarer in the industry than we would have imagined. In fact, of the 7,700 funds tracked by Morningstar, nearly half are run by managers who do not have a single penny in their own funds and only 12% are run by managers who have more than $1 million invested alongside their shareholders.2 As portfolio managers, we find this data particularly shocking given the importance we place on insider ownership at the companies in which we invest, 100% of which are run by executives who have more than $1 million invested in the companies they manage.

This report includes candid statements and observations regarding investment strategies, individual securities and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. Equity markets are volatile and an investor may lose money. Past performance is not a guarantee of future results.
1 Past performance is not a guarantee of future results.
2 Sara Max, "Fund Managers Who Invest Elsewhere," Barron's, July 12, 2014.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

The second fact underpinning our focus on absolute returns rests on our stewardship responsibility to Clipper Fund's shareholders. Whether saving for retirement, a child's education, or some other purpose, shareholders are entrusting their savings to us with the hope that we will be able to help them achieve their financial goals by growing the value of their savings over the long term. Knowing this, we would rather lag the S&P 500® Index by earning 11% when it earned 12% than beat the S&P 500® Index by earning 3% when it earned only 2%. Put simply, outcomes matter more than benchmarks.

Active vs Passive

While achieving absolute returns is job number one at Davis Advisors, we remain confident that we can also achieve our secondary goal of generating relative results that exceed the S&P 500® Index and the passive funds that track that Index. Because our confidence flies in the face of conventional wisdom, the current mania for exchange-traded funds (ETFs) and index funds as well as our own recent performance, spending a few moments on our rationale for believing that we should be able to beat the S&P 500® Index over time is worthwhile.

To start with an analogy, although only a small percentage of the population can dunk a basketball, certain characteristics make some people more likely than others to be able to accomplish this feat. Similarly, while many active managers underperform the S&P 500® Index over time, we believe certain characteristics make long-term outperformance more likely.3 These characteristics include an alignment of interests, significant experience, a willingness to look different, a long-term time horizon, a consistent and disciplined framework, and individual accountability. Not surprisingly, these characteristics are the defining features of our investment approach.

Because we have only managed Clipper Fund since 2006 and thus do not yet have a large number of measurement periods, the results of another fund that we have managed for a longer period of time, Davis New York Venture Fund, may be relevant in evaluating the credibility of our investment approach. Before looking at this, please note that Davis New York Venture Fund is a diversified fund whereas Clipper is a concentrated or nondiversified fund.4 Consequently, these longer term results are not truly comparable. We mention them not to indicate how Clipper Fund might have fared under our management but as an indication of our experience and capability. With that important caveat, however, the fact that we have generated satisfactory results since 1969 in managing this more diversified fund and that it has outperformed the S&P 500® Index in 71% of all rolling five year periods and 94% of all rolling 10 year periods adds to the conviction we have in our investment discipline.5

Another way to address the question of whether an active manager like us is likely to beat the Index is to take a closer look at the Index itself. Despite what many think, the S&P 500® Index is not a passive, unmanaged or fixed list of 500 companies. Rather, the Index is an actively managed portfolio that is regularly updated and modified based on the recommendations of a secretive committee at McGraw Hill Financial. Over the last 20 years, the turnover of this portfolio has averaged around 5% a year. This turnover means every year companies are added to or removed from the Index. In 2013, for example, 18 new companies were added and 18 were removed from the Index.

With that understanding in mind, the performance of the S&P 500® Index before expenses (more about expenses later) can be attributed to three different factors: what stocks are in the Index (stock selection), when stocks are added or removed (timing) and how much is invested in each stock (portfolio construction).

Starting with stock selection, any list of 500 companies is bound to include businesses that are structurally impaired or grossly overvalued. While some would disagree, we believe managers like us that use careful research and long-term judgment are able to add value by avoiding at least some of those impaired or overvalued businesses.

3 http://money.usnews.com/money/personal-finance/mutual-funds/articles/2012/10/12/study-active-funds-consistently-fail-
to-beat-benchmarks.
4 Davis New York Venture Fund is sold under a separate prospectus. Performance is for Class A shares without a sales charge. Past performance is not a guarantee of future results. This discussion is provided to demonstrate Davis Advisors' experience and capability. Inception date of the fund is February 17, 1969.
5 There is no guarantee Davis New York Venture Fund will continue to outperform the market over the long term. See endnotes for a description of Outperforming the Market.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Turning to the timing of when companies are added to or removed from the Index, the case is clearer. Companies tend to be added to the S&P 500® Index after they have appreciated a great deal and when they are generally well regarded. Conversely, companies tend to be deleted from the Index after they have already declined in value. A 2005 report by William Hester of the Hussman Funds attempted to quantify the result of this buy high/sell low effect. Looking back at the period from 1998-2005, he noted "the average annualized return for deleted companies was 11.4%, while those added to the Index earned just 0.4%."6 A similar article in the Journal of Banking & Finance looked at Index additions and deletions from 1962-2003 and concluded, "The average cumulative raw returns of added stocks are 40% over the three year period and 75% over the five year period…(while) rather surprisingly the average cumulative returns of deleted stocks are…68% and 107% over three and five year periods respectively."7 Because an essential component of our investment discipline is our focus on value versus price, we prefer to buy after price declines and sell after price increases. We think our tendency to be more independent and contrary should add greater value than the approach used by the committee at McGraw Hill.

Finally, in terms of portfolio construction, because the S&P 500® Index is a capitalization-weighted index, the Index automatically owns more of the stocks that have already gone up in price. This defies the basic economic principle that higher prices reduce returns. This principle is obvious if you imagine a stock trading at $20 per share with durable earnings of $2 per share. If the stock's price increases to $40 per share without any increase in the company's earnings outlook, why would any rational investor want to invest twice as much at the higher price than at the lower price? As with the timing of additions and deletions, this method of portfolio construction leads to a momentum bias in which the Index adds or increases the weighting of companies after they have risen in price and reduces their weighting or eliminates them after share prices have declined.

Whether by more thoughtful stock selection, the careful timing of purchases and sales or flexible portfolio construction, we are convinced disciplined, patient and diligent portfolio managers like us can and will add value over the long term. However, the momentum nature of the Index creates a self-reinforcing feedback loop that can persist for a long time. The better the S&P 500® Index does, the more money is withdrawn from active managers and invested in the Index. These fund flows further propel the Index higher and the cycle repeats. Since 2007, roughly $600 billion has been withdrawn from actively managed domestic equity mutual funds and poured into ETFs and index funds. Given these fund flows, it is not surprising that the S&P 500® Index has been difficult to beat.

Such feedback loops tend to end in bubbles, and bubbles eventually burst. We saw such a bubble in the late 1990s when the S&P 500® Index galloped ahead and disciplined, value investors like us were considered dinosaurs. But when the bubble burst in 2000, many of these "dinosaurs" posted the best relative results of their careers. For example, under the management of our predecessor, Clipper Fund outperformed the Index by a stunning 46% in 2000. Although not directly comparable, the more diversified funds that we managed at the time outperformed by 19%.8 While we do not know when the current cycle will end, we remain confident the investment discipline that has served us well for more than 45 years will continue to do so.

Turning to expenses, we must start with the fact that all funds (including index funds and ETFs) carry expenses. Although this is obvious, investors are sometimes surprised to learn that 100% of S&P 500 Index® funds and ETFs underperform the Index 100% of the time, albeit by a relatively small amount. At Clipper Fund, our expense ratio is 0.75% per year versus about 0.20%-0.25% for the average index fund, giving those funds an expense advantage of roughly 0.5%. Offsetting this relatively small advantage is a strong disadvantage. As far as we know, the committee managing the S&P 500® Index has no incentive system or accountability tied to its long-term performance. While low expenses may seem like good governance, a lack of accountability does not. Even in the absence of the factors described above, we would never feel comfortable outsourcing stock selection and portfolio management to a group with no accountability or alignment in exchange for a savings of 0.5%.

6   www.hussmanfunds.com/rsi/misfitstocks.htm.
7   Kalok Chan, Hung Wan Kot, Gordon Y.N. Tang, "A comprehensive long-term analysis of S&P 500 Index additions and deletions,"Journal of Banking & Finance, September 14, 2013.
8  Davis New York Venture Fund Class A without a sales charge. Past performance is not a guarantee of future results.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Portfolio and Prospects

Above and beyond this important but theoretical discussion, the key driver of our confidence lies in the durability, growth prospects and valuation of the approximately 25 companies we hold in Clipper Fund. To understand why, imagine Clipper Fund being much, much larger and instead of owning a small percentage of each of these portfolio companies, we own the companies in their entirety.9 (For simplicity's sake, we will assume that their relative size corresponds with their weighting in the Fund.) Thus, imagine that together we own 100% of Berkshire Hathaway, American Express, Costco, Google, Bank of New York Mellon, Markel, Lafarge, Amazon, and so on.10

With this happy vision in mind, the first thought that stands out is the tremendous quality, resilience and durability of these businesses. Although each may be challenged in its own way, we find it difficult to imagine the combined value of these companies diminishing over the next decade despite all the unsettling developments worldwide that worry and distract investors. In aggregate, these companies have strong competitive positions, durable business models, conservative capital structures, and able and honest management teams.

Taking this exercise a step farther, if we owned these businesses in their entirety, we would determine our performance each year by considering the earnings each company generated relative to the price we paid to acquire it. If the companies had been purchased for $1 trillion and were currently generating earnings of $70 billion, we would say we earned a 7% return. If the companies continue to grow and reinvest profitably, these earnings (and thus our return) will increase over time. For example, a growth rate of 7% per year will increase our earnings yield to more than 10% in just five years. By considering stock ownership in this way, investors can ignore daily, monthly and even annual price fluctuations and instead focus on the durability and growth prospects of the businesses. These are the true drivers of long-term performance.

This exercise captures our thinking in managing Clipper Fund and explains our confidence in its future prospects. Although in reality we only own a small percentage of each underlying company, the same math applies. At today's prices, we estimate that the current owner-earnings yield of the companies that make up Clipper Fund is approximately 7%. Moreover, a whole range of factors gives us confidence that this yield should grow meaningfully in the years ahead. For example, a number of companies are currently earning below their potential due to short-term factors. For example, both Bank of New York Mellon and Charles Schwab should earn significantly more once interest rates rise from today's historically low levels. Similarly, Sysco, Lafarge and Liberty Global should earn significantly more when they have integrated the large mergers each has announced. Some companies, like Canadian Natural Resources and Las Vegas Sands, have large capital-intensive projects coming online in the years ahead while others, like Costco and Amazon, have such cost and scale advantages imagining them not growing for years, if not decades, to come is almost impossible. And finally, companies like Markel, Berkshire Hathaway and Loews are run by management teams with a record of intelligent capital allocation, adaptability and value creation and yet trade at only relatively modest premiums to their liquidation value.

As owners of these companies, how can we not be excited by their prospects? Although no one can know what stock prices will do in the short term and although we always caution that unexpected shocks and dislocations are inevitable in the future, as they have been in the past, the durability, valuation and growth outlook for the companies that make up Clipper Fund argue for a very satisfactory future.

As a final thought about the Portfolio, although Clipper Fund currently has a 31% embedded gain in the Portfolio, which compares quite favorably to the nearly 45% embedded gain in the Vanguard 500 Index Fund, the fact that Clipper Fund has a tax loss carryforward of approximately $191 million or 15% of total net asset value means that we are likely to remain extremely tax efficient for the foreseeable future.11

9  This hypothetical example is for illustrative purposes only. Actual results will vary.
10 Individual securities are discussed in this piece. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. The return of a security to the Fund will vary based on weighting and timing of purchase. This is not a recommendation to buy, sell or hold any specific security. Past performance is not a guarantee of future results.
11 This is not a solicitation for the Vanguard 500 Index Fund. Clipper Fund is not affiliated with the Vanguard 500 Index Fund.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Conclusion

As always, our goal in this report is to provide shareholders with a deeper understanding of our investment process in general and Clipper Fund in particular. At a time when benchmarks seem to matter more than outcomes and passive investing and ETFs are the rage, we are more committed than ever to active, research-driven portfolio management. We believe that experience, judgment, alignment, and a proven, consistent and disciplined investment framework are advantages that will ultimately lead to Clipper Fund achieving satisfactory absolute investment returns. At the same time, we believe that flaws in the way in which the S&P 500® Index is structured and managed as well as the lack of accountability of the faceless committee that oversees the Index will allow us to achieve relative results that exceed the Index.

While both absolute and relative returns have been more than satisfactory in the last five years, we still have ground to make up from 2007-2008. Based on the durability, growth and valuation of the individual companies that make up Clipper Fund, we are confident of our ability to do so.

Before ending, I would like to thank my partner and co-manager Danton Goei as well as our colleagues whom we are fortunate to work with every day. We are all mindful of the trust you have placed in our firm and we are committed to building on these improved returns in the years ahead.

Thank you.

Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

August 8, 2014

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Before investing in Davis New York Venture Fund, you should carefully consider the Fund's investment objective, risks, charges, and expenses. The prospectus contains this and other information about the Fund. You can obtain a current Davis New York Venture Fund prospectus by visiting davisfunds.com or calling 800-279-0279. Please read the prospectus carefully before investing or sending money.

This report is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund's investment objective, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.

Objective and Risks. Clipper Fund's investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; large-capitalization companies risk: companies with $10 billion or more in market capitalization generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies; mid- and small-capitalization companies risk: companies with less than $10 billion in market capitalization typically have more limited product lines, markets and financial resources than larger companies, and may trade less frequently and in more limited volume; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company's stock may never recover or may become worthless; focused portfolio risk: investing in a limited number of companies causes changes in the value of a single security to have a more significant effect on the value of the Fund's total portfolio; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to systemic risk, regulatory actions, changes in interest rates, non-diversified loan portfolios, credit, and competition; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified; As of June 30, 2014, the Fund had approximately 11.7% of assets invested in foreign companies; foreign currency risk: the change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency; depositary receipts risk: depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange; and fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. See the prospectus for a complete description of the principal risks.

Objective and Risks. Davis New York Venture Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; large-capitalization companies risk: companies with $10 billion or more in market capitalization generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies; mid- and small-capitalization companies risk: companies with less than $10 billion in market capitalization typically have more limited product lines, markets and financial resources than larger companies, and may trade less frequently and in more limited volume; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company's stock may never recover or may become worthless; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to problems affecting financial companies; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified. As of June 30, 2014, the Fund had approximately 14.9% of assets invested in foreign companies; emerging market risk: securities of issuers in emerging and developing markets may present risks not found in more mature markets; foreign currency risk: the change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency;

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

depositary receipts risk: depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange; and fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. See the prospectus for a complete description of the principal risks.

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include "forward-looking statements" which may or may not be accurate over the long term. Forward-looking statements can be identified by words like "believe," "expect," "anticipate," or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

The information provided in this material should not be considered a recommendation to buy, sell, or hold any particular security. As of June 30, 2014, the top ten holdings of Clipper Fund were:

Berkshire Hathaway Inc., Class A	10.58%
Costco Wholesale Corp.	8.30%
American Express Co.	8.22%
Bank of New York Mellon Corp.	7.62%
Google Inc.*	5.47%
Canadian Natural Resources Ltd.	5.32%
Lafarge S.A.	5.25%
Markel Corp.	4.48%
Las Vegas Sands Corp.	4.41%
Amazon.com, Inc.	4.37%

As of June 30, 2014, the top ten holdings of Davis New York Venture Fund were:

Bank of New York Mellon Corp.	7.56%
Wells Fargo & Co.	7.07%
American Express Co.	6.58%
Google, Inc.*	6.25%
Berkshire Hathaway Inc., Class A	4.96%
UnitedHealth Group, Inc.	2.83%
Costco Wholesale Corp.	2.68%
Liberty Global PLC - Series C	2.31%
Express Scripts Holding Co.	2.28%
Canadian Natural Resources Ltd.	2.17%

*Google Inc. holding includes Class A and Class C.

Clipper Fund and Davis Funds have adopted Portfolio Holdings Disclosure policies that govern the release of non-public portfolio holding information. These policies are described in the respective prospectus. Holding percentages are subject to change. Visit clipperfund.com or call 800-432-2504 for the most current public Clipper Fund portfolio holdings information. Visit davisfunds.com or call 800-279-0279 for the most current public Davis New York Venture Fund portfolio holdings information.

Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

Over the last five years, the high and low turnover rate for Clipper Fund was 15% and 3%, respectively.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Broker-dealers and other financial intermediaries may charge Davis Advisors substantial fees for selling its funds and providing continuing support to clients and shareholders. For example, broker-dealers and other financial intermediaries may charge: sales commissions; distribution and service fees; and record-keeping fees. In addition, payments or reimbursements may be requested for: marketing support concerning Davis Advisors' products; placement on a list of offered products; access to sales meetings, sales representatives and management representatives; and participation in conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Financial advisors should not consider Davis Advisors' payment(s) to a financial intermediary as a basis for recommending Davis Advisors.

Outperforming the Market. Davis New York Venture Fund's average annual total returns for Class A shares were compared against the returns of the S&P 500® Index as of the end of each quarter for all time periods shown from February 17, 1969, through June 30, 2014. The Fund's returns assume an investment in Class A shares on the first day of each period with all dividends and capital gain distributions reinvested for the time period. The returns are not adjusted for any sales charge that may be imposed. If a sales charge were imposed, the reported figures would be lower. The figures shown reflect past results; past performance is not a guarantee of future results. There can be no guarantee that the Fund will continue to deliver consistent investment performance. The performance presented includes periods of bear markets when performance was negative. Equity markets are volatile and an investor may lose money. Returns for other share classes will vary.

We gather our index data from a combination of reputable sources, including, but not limited to, Thomson Financial, Lipper and index websites.

The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in an index.

After October 31, 2014, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Clipper Fund and Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

06/14 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800-432-2504, clipperfund.com.

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CLIPPER FUNDSM	Management's Discussion of Fund Performance

Performance Overview

Clipper Fund delivered a total return on net asset value of 5.97% for the six-month period ended June 30, 2014 ("Period"). Over the Period, the Standard & Poor's 500® Index ("Index") returned 7.14%. All of the sectors1 within the Index had positive returns during the Period. The sectors within the Index that turned in the strongest performance over the Period were Utilities, Energy, and Health Care. The sectors that turned in the weakest performance, although still positive, over the Period were Consumer Discretionary, Industrials, and Telecommunication Services.

The Fund's Absolute Performance

Energy companies were the most important contributor2 to the Fund's absolute performance over the Period. This was entirely due to the one Energy company held by the Fund, Canadian Natural Resources3.

The Fund's largest sector weighting remained in Financial companies during the Period. Largely as a result of this weighting, these companies were the second most important contributor to the Fund's absolute performance during the Period. Berkshire Hathaway, Bank of New York Mellon, Markel, and Wells Fargo were among the most important contributors to performance. Loews, Alleghany, Julius Baer, Ameriprise, and American Express were among the most important detractors from performance. The Fund no longer owns Alleghany or Ameriprise.

Information Technology companies were also an important contributor to the Fund's absolute performance. ASAC (a limited partnership which holds shares of Activision) was among the most important contributors to performance.

Consumer Staple holdings were the most important detractors from the Fund's absolute performance. Costco Wholesale, CVS Caremark, Diageo, and Brasil Pharma were among the most important detractors from performance. The Fund no longer owns Diageo or Brasil Pharma.

Bed Bath & Beyond was the most important detractor from the Fund's absolute performance. The Fund no longer owns Bed Bath & Beyond.

The Fund had approximately 12% of its net assets invested in foreign companies as of June 30, 2014. As a whole, those companies out-performed the domestic companies held by the Fund.

The Fund's Relative Performance

Consumer Staple holdings were the most important detractor from the Fund's performance relative to the Index over the Period. The Fund's Consumer Staple holdings under-performed those of the Index and the Fund also suffered from a higher average weighting than the Index.

Financial companies were the second most important detractor from the Fund's relative performance. The Fund's Financial companies slightly out-performed the corresponding sector within the Index. However, the Fund suffered from a higher average weighting than the Index.

Energy companies were the most important contributor to the Fund's relative performance. The Fund's only Energy holding, Canadian Natural Resources, significantly out-performed the corresponding sector within the Index.

The Fund's cash position over the Period detracted from relative performance in a rising market.

Clipper Fund's investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, focused portfolio risk, financial services risk, foreign country risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Clipper Fund focuses its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1    The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2    A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3    This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

CLIPPER FUNDSM	Management's Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor's 500® Index over 10 years for an investment made on June 30, 2004

Average Annual Total Return for periods ended June 30, 2014

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund's Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	21.97%	19.20%	4.72%	11.89%	0.74%	0.74%
Standard & Poor's 500® Index	24.61%	18.83%	7.78%	11.37%

In 2009, the Fund received favorable class action settlements from companies which it no longer owns.  These settlements had a material impact on the investment performance of the Fund, adding approximately 5% to the Fund's total return in 2009.  This was a one-time event that is unlikely to be repeated.

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Clipper Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006.  A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
June 30, 2014 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/14 Net Assets)		(% of 06/30/14 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	85.50%	Diversified Financials	31.47%	5.02%
Common Stock (Foreign)	11.71%	Food & Staples Retailing	13.76%	2.26%
Short-Term Investments	2.89%	Information Technology	11.49%	18.82%
Other Assets & Liabilities	(0.10)%	Insurance	9.06%	2.86%
	100.00%	Health Care	7.01%	13.30%
		Energy	5.47%	10.85%
		Materials	5.40%	3.50%
		Consumer Services	4.54%	1.74%
		Retailing	4.50%	4.03%
		Banks	4.27%	6.00%
		Media	3.03%	3.60%
		Capital Goods	–	7.79%
		Food, Beverage & Tobacco	–	5.23%
		Other	–	15.00%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 06/30/14 Net Assets)

Berkshire Hathaway Inc., Class A	Diversified Financial Services	10.58%
Costco Wholesale Corp.	Food & Staples Retailing	8.30%
American Express Co.	Consumer Finance	8.22%
Bank of New York Mellon Corp.	Capital Markets	7.62%
Google Inc.*	Software & Services	5.47%
Canadian Natural Resources Ltd.	Energy	5.32%
Lafarge S.A.	Materials	5.25%
Markel Corp.	Property & Casualty Insurance	4.48%
Las Vegas Sands Corp.	Consumer Services	4.41%
Amazon.com, Inc.	Retailing	4.37%

*Google Inc. holding includes Class A and Class C.

CLIPPER FUNDSM	Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended June 30, 2014.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/14)	(06/30/14)	(01/01/14-06/30/14)

Actual	$1,000.00	$1,059.74	$3.78
Hypothetical	$1,000.00	$1,021.12	$3.71

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund's annualized operating expense ratio (0.74%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
June 30, 2014 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (97.21%)
CONSUMER DISCRETIONARY – (11.72%)
Consumer Services – (4.41%)
Las Vegas Sands Corp.	736,500	$56,136,030
Media – (2.94%)
Liberty Global PLC, Series C *	884,000	37,410,880
Retailing – (4.37%)
Amazon.com, Inc. *	171,200	55,602,336
TOTAL CONSUMER DISCRETIONARY		149,149,246
CONSUMER STAPLES – (13.38%)
Food & Staples Retailing – (13.38%)
Costco Wholesale Corp.	916,391	105,531,588
CVS Caremark Corp.	353,250	26,624,452
Sysco Corp.	1,015,000	38,011,750
		170,167,790
TOTAL CONSUMER STAPLES		170,167,790
ENERGY – (5.32%)
Canadian Natural Resources Ltd. (Canada)	1,474,674	67,702,284
TOTAL ENERGY		67,702,284
FINANCIALS – (43.55%)
Banks – (4.15%)
SKBHC Holdings LLC *(a)	2,076	10,147,783
Wells Fargo & Co.	811,300	42,641,928
		52,789,711
Diversified Financials – (30.60%)
Capital Markets – (11.80%)
Bank of New York Mellon Corp.	2,585,889	96,919,119
Charles Schwab Corp.	1,439,500	38,765,735
Julius Baer Group Ltd. (Switzerland)	349,130	14,393,542
		150,078,396
Consumer Finance – (8.22%)
American Express Co.	1,101,633	104,511,923
Diversified Financial Services – (10.58%)
Berkshire Hathaway Inc., Class A *	709	134,639,455
		389,229,774
Insurance – (8.80%)
Multi-line Insurance – (2.89%)
Loews Corp.	836,500	36,814,365
Property & Casualty Insurance – (4.48%)
Markel Corp. *	86,860	56,948,890
Reinsurance – (1.43%)
Everest Re Group, Ltd.	113,500	18,215,615
		111,978,870
TOTAL FINANCIALS		553,998,355
HEALTH CARE – (6.82%)
Health Care Equipment & Services – (6.82%)
Laboratory Corp. of America Holdings *	323,940	33,171,456
UnitedHealth Group Inc.	654,860	53,534,805
		86,706,261
TOTAL HEALTH CARE		86,706,261

CLIPPER FUNDSM	Schedule of Investments – (Continued)
June 30, 2014 (Unaudited)

	Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (11.17%)
Semiconductors & Semiconductor Equipment – (1.82%)
Texas Instruments Inc.	485,300	$23,192,487
Software & Services – (9.35%)
ASAC II L.P., Private Placement *(a)	24,200,000	35,866,820
Google Inc., Class A *	60,000	35,079,600
Google Inc., Class C *	60,000	34,516,200
Microsoft Corp.	322,729	13,457,799
		118,920,419
	TOTAL INFORMATION TECHNOLOGY	142,112,906
MATERIALS – (5.25%)
Lafarge S.A. (France)	769,600	66,811,776
	TOTAL MATERIALS	66,811,776
	TOTAL COMMON STOCK – (Identified cost $837,588,924)	1,236,648,618
SHORT-TERM INVESTMENTS – (2.89%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.12%, 07/01/14, dated 06/30/14, repurchase value of $17,483,058 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-7.00%, 07/03/14-06/01/44, total market value $17,832,660)	$17,483,000	17,483,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.11%, 07/01/14, dated 06/30/14, repurchase value of $16,220,050 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-7.50%, 11/15/22-06/20/44, total market value $16,544,400)	16,220,000	16,220,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.15%, 07/01/14, dated 06/30/14, repurchase value of $3,041,013 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-4.00%, 03/01/22-06/01/44, total market value $3,101,820)	3,041,000	3,041,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $36,744,000)	36,744,000
Total Investments – (100.10%) – (Identified cost $874,332,924) – (b)		1,273,392,618
Liabilities Less Other Assets – (0.10%)		(1,260,146)
	Net Assets – (100.00%)	$1,272,132,472

*	Non-Income producing security.

(a)	Restricted Security – See Note 5 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $874,179,909. At June 30, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation		$399,664,962
Unrealized depreciation		(452,253)
	Net unrealized appreciation	$399,212,709

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At June 30, 2014 (Unaudited)

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$1,273,392,618
Cash	1,626
Receivables:
Capital stock sold	264,399
Dividends and interest	264,429
Prepaid expenses	9,540
Total assets	1,273,932,612
LIABILITIES:
Payables:
Capital stock redeemed	719,701
Accrued investment advisory fee	609,364
Accrued transfer agent fees	271,659
Other accrued expenses	199,416
Total liabilities	1,800,140
NET ASSETS	$1,272,132,472
SHARES OUTSTANDING	13,038,020
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$97.57
NET ASSETS CONSIST OF:
Paid in capital	$1,068,747,331
Undistributed net investment income	2,052,658
Accumulated net realized losses from investments and foreign currency transactions	(197,732,121)
Net unrealized appreciation on investments and foreign currency transactions	399,064,604
Net Assets	$1,272,132,472

*Including:
Cost of Investments	$874,332,924

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the six months ended June 30, 2014 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends*		$6,507,971
Interest		12,997
Total income		6,520,968

Expenses:
Investment advisory fees (Note 3)	$3,364,289
Custodian fees	82,241
Transfer agent fees	739,331
Audit fees	24,600
Legal fees	30,345
Reports to shareholders	60,004
Directors' fees and expenses	44,699
Registration and filing fees	22,527
Excise tax expense (Note 1)	5,168
Miscellaneous	174,409
Total expenses		4,547,613
Net investment income		1,973,355

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		156,244,664
Foreign currency transactions		(16,450)
Net realized gain		156,228,214
Net decrease in unrealized appreciation		(86,246,526)
Net realized and unrealized gain on investments and foreign currency transactions		69,981,688
Net increase in net assets resulting from operations		$71,955,043

*Net of foreign taxes withheld as follows		$119,603

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Six months ended June 30, 2014 (Unaudited)	Year ended December 31, 2013
OPERATIONS:
Net investment income	$1,973,355	$6,678,340
Net realized gain from investments and foreign currency transactions	156,228,214	16,122,890
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(86,246,526)	311,808,329
Net increase in net assets resulting from operations	71,955,043	334,609,559

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(4,700,198)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4)	(53,736,048)	(90,626,027)
Total increase in net assets	18,218,995	239,283,334

NET ASSETS:
Beginning of period	1,253,913,477	1,014,630,143
End of period*	$1,272,132,472	$1,253,913,477

*Including undistributed net investment income of	$2,052,658	$79,303

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
June 30, 2014 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Fund, Inc. ("Fund") (a California corporation) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital growth and capital preservation. Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Fund's investment adviser, seeks to invest the Fund's assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser's estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business.  Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are valued at the closing bid price.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued.  Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund's Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Fund's Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation standardized methodologies used by the Fund for equity securities include, but are not limited to, pricing securities by adjusting the value based on changes in an appropriate securities index and applying liquidity discounts. The Fund may also price partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership's interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund's valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2014 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer Discretionary	$149,149,246	$–	$–	$149,149,246
Consumer Staples	170,167,790	–	–	170,167,790
Energy	67,702,284	–	–	67,702,284
Financials	543,850,572	–	10,147,783	553,998,355
Health Care	86,706,261	–	–	86,706,261
Information Technology	106,246,086	–	35,866,820	142,112,906
Materials	66,811,776	–	–	66,811,776
Short-term securities	–	36,744,000	–	36,744,000
Total Investments	$1,190,634,015	$36,744,000	$46,014,603	$1,273,392,618

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the six months ended June 30, 2014.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2014:

Investment Securities:
Beginning balance	$36,147,080
Change in unrealized appreciation (depreciation)	9,867,523
Ending balance	$46,014,603

Change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at June 30, 2014 and included in the change in net assets for the period	$9,867,523

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Fair Value at	Valuation	Unobservable
Investments at Value	June 30, 2014	Technique	Input	Amount
Equity securities	$10,147,783	Index-based value adjustment with liquidity discount	Discount rate	25.00%

	35,866,820	Liquidation proceeds/Waterfall methodology based on underlying investment value, then applying liquidity discount	Discount rate	13.10%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund's investment. An increase in the discount rate would result in a decrease in the fair value of the investment.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2014 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. The Fund incurred a 2013 federal excise tax liability of $5,168 during the six months ended June 30, 2014. The Adviser has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Fund's financial statements related to those tax positions. The Fund's federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

At December 31, 2013, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows.
Capital Loss Carryforwards
Expiring
12/31/2017	$341,815,000
12/31/2018	5,484,000
Total	$347,299,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2014 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and net operating losses. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended June 30, 2014 were $335,897,255 and $421,584,817, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

Certain officers of the Fund are also officers of the general partner of the Adviser.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. Advisory fees paid during the six months ended June 30, 2014 approximated 0.55% of average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. ("BFDS") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the six months ended June 30, 2014 amounted to $33,387. State Street Bank and Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund's custodian.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2014 (Unaudited)

NOTE 4 - CAPITAL STOCK

At June 30, 2014, there were 200 million shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Six months ended June 30, 2014 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	436,003	–	(1,016,742)	(580,739)
Value	$40,234,296	$–	$(93,970,344)	$(53,736,048)

	Year ended December 31, 2013
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	1,529,328	49,523	(2,695,148)	(1,116,297)
Value	$123,307,176	$4,441,261	$(218,374,464)	$(90,626,027)

NOTE 5 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities amounted to $46,014,603 or 3.62% of the Fund's net assets as of June 30, 2014. Information regarding restricted securities is as follows:

Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of June 30, 2014

ASAC II L.P., Private Placement	10/10/13	24,200,000	$1.00	$1.4821
SKBHC Holdings LLC	11/08/10	2,076	5,000.00	4,888.54

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Six months ended June 30, 2014	Year ended December 31,
	(Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$92.07	$68.86	$62.50	$61.96	$54.56	$39.98

Income from Investment Operations:
Net Investment Income	0.15[a]	0.47[a]	1.16[a]	0.66[a]	0.55[a]	0.46
Net Realized and Unrealized Gains	5.35	23.09	6.54	0.75	7.48	14.58
Total from Investment Operations	5.50	23.56	7.70	1.41	8.03	15.04

Dividends and Distributions:
Dividends from Net Investment Income	–	(0.35)	(1.34)	(0.87)	(0.63)	(0.46)
Total Dividends and Distributions	–	(0.35)	(1.34)	(0.87)	(0.63)	(0.46)
Net Asset Value, End of Period	$97.57	$92.07	$68.86	$62.50	$61.96	$54.56

Total Return[b]	5.97%	34.22%	12.31%	2.29%	14.77%	37.60%[c]

Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,272	$1,254	$1,015	$1,033	$1,153	$1,162
Ratio of Expenses to Average Net Assets:
Gross	0.74%[d]	0.74%	0.75%	0.75%	0.76%	0.80%
Net[e]	0.74%[d]	0.74%	0.75%	0.75%	0.76%	0.80%
Ratio of Net Investment Income to Average Net Assets	0.32%[d]	0.58%	1.74%	1.04%	0.96%	0.96%
Portfolio Turnover Rate[f]	28%	8%	6%	15%	3%	15%

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Total returns are not annualized for periods of less than one year.

c
Clipper Fund received favorable class action settlements from companies that it no longer owns. These settlements contributed approximately 5% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

d	Annualized.

e	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

f
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Director Approval of Advisory Agreements (Unaudited)

The Board of Directors of Clipper Fund, Inc. ("Fund") oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with Davis Selected Advisers, L.P. and its sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Advisory Agreement"). Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. are jointly referred to below as "Davis Advisors".

As a part of this process, counsel for the Board of Directors (which is composed entirely of directors who are independent of Davis Advisors) prepares questions which it submits to Davis Advisors in anticipation of the annual contract review. During the March 2014 Board of Directors' meeting, the Directors reviewed and evaluated Davis Advisors' responses to these questions as well as a variety of information furnished to the Directors during the previous year with respect to Davis Advisors and the operations of the Fund. Upon completion of this review, the Directors determined that Davis Advisors provided the Fund and its shareholders a reasonable level of both investment and non-investment services, that shareholders received significant benefits from Davis Advisors' shareholder-oriented approach, and that the shareholders were reasonably likely to benefit in the future from Davis Advisors' execution of its investment discipline. Based on their review, the Directors approved the continuation of the Advisory Agreement for an additional year.

The Directors' approval of the Advisory Agreement was based upon a comprehensive consideration of all information provided to them and they did not identify any single item or piece of information as the controlling factor. Each Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, factors in the Directors' decision to renew the Advisory Agreement.

Performance, Expenses, and Advisory Fee Schedule

The Directors considered information provided by Davis Advisors concerning the Fund's performance for various periods ended February 28, 2014. The information provided by Davis Advisors indicated the Fund had under-performed its benchmark (the Standard & Poor's 500® Index) over the one-, three-, and ten-year time periods and out-performed its benchmark over the five-year period, all ended February 28, 2014. In this regard, the Directors also considered that the Fund had under-performed its benchmark over the period since Davis Advisors began managing the Fund on January 1, 2006; for this reason they gave less consideration to the ten-year result. The Directors also considered performance information for the Fund prepared by Lipper, Inc. ("Lipper"), an independent service provider, which indicated that for the one-, three-, four-, and five-year time periods, all ended December 31, 2013, the Fund had out-performed the average of the universe of large-cap core funds as determined by Lipper and the Lipper index for large-cap core funds. The Directors also considered that the Fund had under-performed that universe of funds and the Lipper index for the two- and ten-year periods, both ended December 31, 2013; again, they gave less consideration to the ten-year time period because Davis Advisors assumed management of the Fund in January 2006.

The Directors discussed with Davis Advisors various factors bearing on the Fund's performance during these periods, including stock selection and the effect of market conditions in 2008. The Directors also took into consideration Davis Advisors' observation that the long-term track records for a similar Davis-managed fund and a composite of Davis-managed concentrated equity accounts demonstrated Davis Advisors' investment discipline has delivered good investment performance to other clients when measured over time.

The Directors considered the Fund's contractual advisory fee, noting that, as determined by Lipper, it was below the average for the Fund's expense group and only slightly higher than the asset-weighted average of contractual fees for other retail large-cap core funds. They noted that the Fund has an advisory fee schedule that begins at 0.55% and declines from there in a series of breakpoints. In addition, the Directors noted that the breakpoint discounts in the Fund's advisory fee schedule would provide for the sharing by Davis Advisors with Fund shareholders of any economies of scale that may exist in the management of the Fund. They also considered that, based on its asset level, the Fund does not qualify for a breakpoint in its advisory fee. In addition, the Directors noted that the Fund's advisory fees are identical to those paid by another open-end mutual fund for which Davis Advisors serves as investment adviser, which has a higher asset level than the Fund. The Directors noted that, although the advisory fees paid by other institutional clients of Davis Advisors are in many cases lower, the differences reflect the significant investment, operational, and regulatory differences between advising mutual funds and institutional clients. In addition, the Directors considered that the Fund's total expense ratio was below the average of its expense group as determined by Lipper. The Directors concluded that the Fund's management fee was reasonable.

CLIPPER FUNDSM	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Performance, Expenses, and Advisory Fee Schedule – (Continued)

The Directors reviewed information prepared by Davis Advisors relating to costs and profits in providing services to the Fund. The Directors considered a variety of factors in reviewing Davis Advisors' profitability, including the Fund's performance, fees and expenses, and the nature and quality of the services that Davis Advisors provided to the Fund. In addition, the Directors considered various potential benefits that Davis Advisors might receive in connection with the services it provides to the Fund, including reimbursement of a portion of Davis Advisors' costs in providing shareholder services to the Fund. In that connection, the Directors also reviewed Davis Advisors' portfolio brokerage practices, and noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services. The Directors concluded that Davis Advisors' profitability as a result of its relationship with the Fund was reasonable.

Other Significant Considerations

The Directors noted that qualitative factors are also important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the Advisory Agreement. Accordingly, the Directors also considered the nature and quality of the full range of services which Davis Advisors provides to the Fund and its shareholders, including whether it:

1.	Employs a disciplined, company-specific, research-driven, businesslike, and long-term investment philosophy;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party service providers; and

3.	Seeks to foster healthy investor behavior.

The Directors considered the quality and consistency of Davis Advisors' investment management process; the experience, capability, and integrity of its senior management; the overall financial strength and stability of its organization; and Davis Advisors commitment to maintaining these attributes. The Directors noted the recent change of portfolio management and considered that the key personnel of Davis Advisors has seen little turnover since Davis Advisors took over management of the Fund. The Directors determined that Davis Advisors provides the Fund and its shareholders a reasonable level of both investment and non-investment services.

The Directors noted that Davis Advisors and the Davis family have invested over $100 million in the Fund and, as a result, that Davis Advisors' and the Davis family's interests are significantly aligned with those of the Fund's other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns. The Directors also considered Davis Advisors' efforts to minimize Fund transaction costs by generally applying a long-term time horizon to investments.

Based on their review, the Directors determined to approve the continuation of the Advisory Agreement for an additional year.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Clipper Fund by phone at 1-800-432-2504. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

CLIPPER FUNDSM	Directors and Officers

For the purpose of their service as directors to the Clipper Fund, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756.  All directors qualify as independent under the Investment Company Act of 1940.

Name (birthdate)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Independent Directors

Lawrence E. Harris (09/16/56)	Director/ Chairman	Indefinite and since April 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	1	Interactive Brokers Group, Inc.; Trustee, RS Investment Trust & RS Variable Products Trust

Steven N. Kearsley (09/29/41)	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	1	None

Lawrence P. McNamee (09/12/34)	Director	Indefinite and since inception	Retired Educator	1	None

Officers

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 12/19/05). President of Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Chief Executive Officer, President, or Vice President of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of two portfolios); Employee of Shelby Cullom Davis & Co. (registered broker/dealer); Director of each of the Davis Funds (consisting of 13 portfolios) and the Selected Funds (consisting of two portfolios); Director of Graham Holdings Co. (publishing company).

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Clipper Fund officer since 12/19/05). Vice President and Chief Compliance Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Clipper Fund officer since 01/01/14). Vice President and Secretary of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge, upon request, by contacting the Fund at 1-800-432-2504 and on the Fund's website at www.clipperfund.com. Quarterly Fact Sheets are available on the Fund's website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund's Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) Not Applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not Applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: August 29, 2014

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: August 29, 2014